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                                                                    EXHIBIT 10.4


[LOGO]                                         TERM LOAN AND SECURITY AGREEMENT

TERM LOAN AND SECURITY AGREEMENT NO. 0003552001 ("Loan Agreement") dated as of March 29, 2000. between M.J. GROSS & COMPANY, INC. D/B/A DATA CONVERSION LABORATORY, a corporation organized and existing under the laws of the State of New York having its principal office at 184-13 Horace Harding Expressway, Fresh Meadows, NY 11365 ("Customer"). and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago IL 60601 ("MLBFS").

In consideration of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

                             Article I. DEFINITIONS

1.1 Specific Terms. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

(a) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(b) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon the Collateral or any other collateral for the Obligations, and shall include, without limitation, the Note.

(c) "Bankruptcy Event" shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer or any Guarantor; or (ii) any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within sixty (60) days after filing; or (iii) Customer or any Guarantor shall make a general assignment for the benefit of creditors; or (iv) Customer or any Guarantor shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or
(v) Customer or any Guarantor shall be adjudicated a bankrupt or insolvent.

(d)"Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(e)"Closing Date" shall mean the date upon which all conditions precedent to MLBFS' obligation to make the Loan shall have been met to the satisfaction of MLBFS.

(f)"Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Investment Property and Financial Assets of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records, directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 3.6 (b) hereof.

(g) "Commitment Expiration Date" shall mean April 28,2000.

(h) "Commitment Fee" shall mean a fee of $1,500.00 due to MLBFS in connection with this Loan Agreement.

(i) "Default" shall mean either an "Event of Default" as defined in Section 3.5 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(j) "General Funding Conditions" shall mean each of the following conditions to each loan or advance by MLBFS hereunder: (i) no Default shall have occured and be continuing or would result from the making of any such loan or advance hereunder by MLBFS. (ii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer or any Guarantor: (iii) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (iv) MLBFS shall have received this Loan Agreement and all Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS;
(v) the Commitment Fee shall have been paid in full; (vi) MLBFS shall have received, as and to the extent applicable, copies of invoices, bills of sale, loan payoff letters and/or other evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy the Loan Purpose (vii) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (viii) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (ix) any additional conditions specified in the "Term Loan Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(k) "Guarantor" shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations.

(l) "Loan" shall mean a four-year term installment loan in an amount equal to the lesser of: (A) 100% of the amount required by Customer to satisfy or fulfill the Loan Purpose, (B) the aggregate amount which Customer shall request be advanced by MLBFS on account of the Loan Purpose or (C) $150,000.00.



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(m) "Loan Purpose* shall mean the purpose for which the proceeds of the Loan will be used; to wit: to refinance a portion of Customer's WCMA Line of Credit No. 862-07N67.

(n) "Location of Tangible Collateral" shall mean the address of Customer set forth at the begging of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(o) "Obligations" shall mean ail liabilities, indebtedness and obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due. primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy and all present and future liabilities, indebtedness and obligations of Customer under the Note and this Loan Agreement.

(p) "Permitted Liens" shall mean with respect to the Collateral: (i) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (ii) liens in favor of MLBFS; (iii) liens which will be discharged with the proceeds of the initial WCMA Loan; and (iv) any other liens expressly permitted in writing by MLBFS.

1.2 Other Terms. Except as otherwise defined herein, all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

                              Article II. THE LOAN

2.1 Commitment. Subject to the terms and conditions hereof, MLBFS hereby agrees to make the Loan to Customer for the Loan Purpose, and Customer agrees to borrow all amounts borrowed to satisfy the Loan Purpose from MLBFS. The entire proceeds of the Loan shall be disbursed on the Closing Date either directly to the applicable third party or parties on account of the Loan Purpose or to reimburse Customer for amounts directly expended by it; all as directed by Customer in a Closing Certificate to be executed by Customer and delivered to MLBFS prior to the Closing Date.

2.2 Note. The Loan will be evidenced by and repayable in accordance with that certain Collateral Installment Note made by Customer payable to the order of MLBFS and issued pursuant to this Loan Agreement (the 'Note'). The Note is hereby incorporated as a part hereof as if fully set forth herein.

2.3 Conditions of MLBFS' Obligation. The Closing Date and MLBFS' obligation to make the Loan on the Closing Date are subject to the prior fulfillment of each of the following conditions: (a) MLBFS shall have received a written request from Customer that the Loan be funded in accordance with the terms hereof, together with a written direction from Customer as to the method of payment and payee(s) of the proceeds of the Loan, which request and direction shall have been received by MLBFS not less than two Business Days prior to any requested funding date; (b) MLBFS shall have received a copy of invoices, bills of sale, payoff letters or other applicable evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy or fulfill the Loan Purpose; (c) the Commitment Expiration Date shall not then have occurred; and (d) each of the General Funding Conditions shall then have been met or satisfied to the reasonable satisfaction of MLBFS.

2.4 Use of Loan Proceeds. The proceeds of the Loan shall be used by Customer solely for Loan Purpose, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will the proceeds of the Loan be used: (a) for personal, family or household purposes of any person whatsoever, or (b) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, or (c) unless otherwise consented to in writing by MLBFS, to pay any amount to Merrill Lynch and Co., Inc. or any of its subsidiaries, other than Merrill Lynch Bank USA, Merrill Lynch Bank & Trust Co. or any subsidiary of either of them (including MLBFS and Merrill Lynch Credit Corporation).

2.5 Commitment Fee. In consideration of the agreement by MLBFS to extend the Loan to Customer in accordance with and subject to the terms hereof. Customer has paid or shall, on or before the Closing Date pay, the Commitment Fee to MLBFS. Customer acknowledges and agrees that the Commitment Fee has been fully earned by MLBFS and that it will not under any circumstances be refundable.

                        Article III. GENERAL PROVISIONS

3.1 REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) Organization and Existence. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of New York and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

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(c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement, the Note and the other Additional Agreements to which it is a party.

(d) Enforceability. This Loan Agreement, the Note and such of the other Additional Agreements to which Customer or any Guarantor is a party are the respective legal, valid and binding obligations of Customer and such Guarantor, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights a creditors generally or by general principles of equity.

(e) Collateral. Except for any Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f) Financial Statements. Except as expressly set forth in Customer's financial statements, all financial statements of Customer furnished to MLBFS have beer prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor are true and correct in all material respects and fairly represent such Guarantor's financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(g) Litigation. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any such Guarantor or the continued operations of Customer.

(h) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer).

(i) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

(j) No Outside Broker. Except for employees of MLBFS, MLPF&S or one of their affiliates, Customer has not in connection with the transactions contemplated hereby directly or indirectly engaged or dealt with, and was not introduced or referred to MLBFS by, any broker or other loan arranger.

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to make the Loan, and (ii) is continuing and shall be deemed remade by Customer on the Closing Date.

3.2 FINANCIAL AND OTHER INFORMATION

(a) Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(i) Annual Financial Statements. Within 120 days after the dose of each fiscal year of Customer, a copy of the annual reviewed financial statements of Customer, including in reasonable detail, a balance sheet and statement of retained earnings as at the close of such fiscal year and statements of profit and loss and cash flow for such fiscal year;

(ii) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer, a copy of the interim financial statements of Customer for such fiscal quarter (including in reasonable detail both a balance sheet as of the close of such fiscal period, and statement of profit and loss for the applicable fiscal period); and

(iii) Other Information. Such other information as MLBFS may from time to time reasonably request relating to Customer any Guarantor or the Collateral.

(b) General Agreements With Respect to Financial Information. Customer agrees that except as otherwise specified herein or otherwise agreed to in writing by
MLBFS: (i) all annual financial statements required to be furnished by Customer to MLBFS hereunder will be prepared by either the current independent accountants for Customer or other independent accountants reasonably acceptable to MLBFS, and (ii) all other financial information required to be furnished by Customer to MLBFS hereunder will be certified as correct in all material respects by the party who has prepared such information, and, in the case of internally prepared information with respect to Customer, certified as correct by its chief financial officer.

3.3 OTHER COVENANTS

Customer further agrees during the term of this Loan Agreement that:

(a) Financial Records; Inspection. Customer will: (i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.


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(b) Taxes. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer.

(c) Compliance With Laws and Agreements. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer.

(d) No Use of Merrill Lynch Name. Except upon the prior written consent of MLBFS, neither Customer nor any Guarantor will directly or indirectly publish, disclose or otherwise use in any advertising or promotional material, or press release or interview, the name, logo or any trademark of MLBFS, MLPF&S, Merrill Lynch and Co., Incorporated or any of their affiliates.

(e) Notification By Customer. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer; (iii) any information which indicates that any financial statements of Customer or any Guarantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements; and (iv) any change in Customer's outside accountants. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(f) Notice of Change. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer or any Guarantor.

(g) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Customer shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer, or (B) a material adverse change in the financial condition or operations of Customer; (i) Customer shall preserve its existence and good standing in the jurisdiction(s) of establishment and operation; (iii) Customer shall not engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) Customer shall not cause or permit any other person or entity to assume or succeed to any material business or operations of Customer; and (v) Customer shall not cause or permit any material change in its controlling ownership.

3.4 COLLATERAL

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

(d) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Customer may in the ordinary course of its business (i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption and
(iii) collect all of its Accounts. Customer shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(e) Account Schedules. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interest hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair, reasonable wear and tear excepted, and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to any Location of Tangible Collateral, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g) Location. Except for movements required in the ordinary course of Customer's business. Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be



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reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance policies shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation each renewal or replacement thereof.

(i) Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or prepay the Loan by an amount equal to the actual cash value of such Collateral as determined by either the insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or prepayment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or make a prepayment on account of the Loan, as aforesaid. Any partial prepayment of the Loans shall be applied to installments due in inverse order of maturity.

(j) Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or invoking $25,000.00 or more of the Collateral.

(k) Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

3.5 EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Failure to Pay. Customer shall fail to pay when due any amount owing by Customer to MLBFS under the Note or this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) Failure to Perform. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement, the Note or any of the other Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) Breach of Warranty. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement, the Note or any of the other Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(d) Default Under Other Agreement A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) Bankruptcy Event. Any Bankruptcy Event shall occur.

(f) Material Impairment Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer or any Guarantor of any of their respective liabilities or obligations under this Loan Agreement, the Note or any of the other Additional Agreements to which Customer or such Guarantor is a party has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(g) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

(h) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within ten (10) Business Days.



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3.6 REMEDIES

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate its obligation to make the Loan (if the loan has not then been funded) or otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest and any premium on the Note, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest, premium and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(iii) Exercise Other Rights. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

(iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and each Guarantor remaining jointly and severally liable for any amount remaining unpaid after such application.

(vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any item of payment on or proceeds of the Collateral.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, financial assets, investment property, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional Collateral.

(c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Loan Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the Collateral.

(d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Note, the other Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(e) Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waves and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

3.7 MISCELLANEOUS

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement, the Note or any of the other Additional Agreements shall operate as a waiver thereof, at no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement, the Note or any of the other Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement, the Note or any of the other Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement, the Note or any of the other Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer.

(c) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Costs, Expenses and Taxes. Customer shall upon demand pay or reimburse MLBFS for (i) all Uniform Commercial Code and other filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the "Interest Rate" (as that item is defined in the Note) during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) Late Charge. Any payment required to be made by Customer pursuant to this Loan Agreement or any of the Additional Agreements not paid within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand.

(g) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement, the Note or any of the other Additional Agreements, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(h) Binding Effect. This Loan Agreement, the Note and the other Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement, the Note or any of the other Additional Agreements without the prior written consent of MLBFS, Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement, the Note or any of the other Additional Agreements.

(i) Headings. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof

(j) Governing Law. This Loan Agreement, the Note and, unless otherwise expressly provided therein, each of the other Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) Severabllity of Provisions. Whenever possible, each provision of this Loan Agreement, the Note and the other Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement, the Note or any of the other Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement, the Note and the other Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) Term. This Loan Agreement shall become effective when accepted by MLBFS at its office in Chicago Illinois, and subject to the terms hereof, shall continue in effect so long thereafter as there shall be any moneys owing hereunder or under the Note, or there shall be any other Obligations outstanding.

(m) Counterparts. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(n) Jurisdiction; Waiver. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT, THE TERM NOTE AND THE OTHER ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER IRREVOCABLY SUBMITS ITSELF TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND THE CONVENIENCE OF ANY SUCH FORUM, AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE TERM LOAN, THIS LOAN AGREEMENT, ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT. CUSTOMER FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

(o) Integration. THIS LOAN AGREEMENT, TOGETHER WITH THE NOTE AND THE OTHER ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. WITHOUT LIMITING THE FOREGOING, CUSTOMER ACKNOWLEDGES THAT: (I) NO PROMISE OR COMMITMENT HAS BEEN MADE TO fT BY MLBFS, MLPF&S OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES TO MAKE THE LOAN ON ANY TERMS OTHER THAN AS EXPRESSLY SET FORTH HEREIN AND IN THE NOTE, OR TO MAKE ANY OTHER LOAN OR OTHERWISE EXTEND ANY OTHER CREDIT TO CUSTOMER OR ANY OTHER PARTY; AND (II) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THIS LOAN AGREEMENT SUPERSEDES AND REPLACES ANY AND ALL PROPOSALS, LETTERS OF INTENT AND APPROVAL AND COMMITMENT LETTERS FROM MLBFS TO CUSTOMER, NONE OF WHICH SHALL BE CONSIDERED AN ADDITIONAL AGREEMENT. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT OR ANY OF THE ADDITIONAL AGREEMENTS TO WHICH CUSTOMER IS A PARTY SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND CUSTOMER.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

M.J. GROSS & COMPANY, INC. D/B/A DATA CONVERSION LABORATORY


By:       /s/ Judy Gross                             /s/ Mark Gross
     ------------------------------             -----------------------------
            Signature(1)                                Signature(2)

            Judy Gross                                   Mark Gross
     ------------------------------             -----------------------------
           Printed Name                                 Printed Name


           Vice President                               President
     ------------------------------             -----------------------------
              Title                                      Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.


By:  /s/ illegible
  ------------------------------------------

                                    EXHIBIT A

ATTACHED TO AND HEREBY MADE A PART OF TERM LOAN AMD SECURITY AGREEMENT NO. 0003552001 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND M.J. GROSS & COMPANY, INC. D/B/A DATA CONVERSION LABORATORY


 Additional Locations of Tangible Collateral:

[LOGO]                                                           NO. 0003552001
--------------------------------------------------------------------------------
$150,000.00                                                      March 29. 2000

                           COLLATERAL INSTALLMENT NOTE

FOR VALUE RECEIVED, M.J. GROSS & COMPANY, INC. D/B/A DATA CONVERSION LABORATORY, a corporation organized and existing under the laws of the State of New York ('Customer") hereby promises to pay to the order of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing unoer the laws of the State of Delaware ('MLBFS'), in lawful money of the United States, the principal sum of One Hundred Fifty Thousand And 00/100 Dollars ($150,000.00), or if more or less, the aggregate amount advanced by MLBFS to Customer pursuant to the Loan Agreement (the "Loan Amount1); together with interest on the unpaid balance of the Loan Amount, from the Closing Date until payment, at the Interest Rate as follows:

1. DEFINITIONS.

(a) In addition to terms defined elsewhere in this Note, as used herein, the following terms shall have the following meanings:

(i) "Closing Date" shall mean the date of advancement of funds hereunder.

(ii) "Excess Interest" shall mean any amount of interest in excess of the maximum amount of interest permitted to be charged by law.

(iii) "Interest Rate" shall mean a variable per annum rate equal to the sum of
(i) 1.00% per annum, and (ii) the rate from time to time published in the "Money Rates" section of The Wall Street Journal as being the "Prime Rate" (or, if more than one rate is published as the Prime Rate, then the highest of such rates). The Interest Rate will change as of the date of publication in The Wall Street Journal of a Prime Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the Prime Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(iv) "Loan Agreement" shall mean that certain TERM LOAN AND SECURITY AGREEMENT NO. 0003552001 between Customer and MLBFS, as the same may have been or may hereafter be amended or supplemented.

(v) "Note" shall mean this COLLATERAL INSTALLMENT NOTE.

(b) Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement. Without limiting the foregoing, the terms "Additional Agreements", "Bankruptcy Event" and "Event of Default" shall have the respective meanings set forth in the Loan Agreement.

2. PAYMENT AND OTHER TERMS. Customer shall pay the indebtedness under this Note in 48 consecutive monthly installments commencing on the first day of the second calendar month following the Closing Date and continuing on the first day of each calendar month thereafter until this Note shall be paid in full. Each such installment in an amount equal to the sum of (i) accrued interest, and (ii) 1/48th of the Loan Amount (with the first such installment including interest accrued from the date of funding).

Each payment received hereunder shall be applied first to any fees and expenses of MLBFS payable by Customer under the terms of the Loan Agreement (including, without limitation, late charges), next to accrued interest at the Interest Rate, with the balance applied on account of the unpaid principal hereof. Any part of the principal hereof or interest hereon or other sums payable hereunder or under the Loan Agreement not paid within ten (10) days of the applicable due date shall be subject to rate charge equal to the lesser of (i) 5% of the overdue amount, or (ii) the maximum amount permitted by law. All interest shall be computed on the basis of actual days elapsed over a 360-day year. All sums payable hereunder shall be payable at 2356 Collections Center Drive. Chicago. Illinois 60693, or at such other place or places as the holder hereof may from time to time appoint in writing.

Customer may prepay this Note at any time in whole or in part: provided, however, that any prepayment prior to the end of the first "year" after the Closing Date shall be accompanied by a premium equal to 3% of the amount prepaid; any prepayment during the second year following the Closing Date shall be accompanied by a premium equal to 2% of the amount prepaid; and any prepayment thereafter shall be accompanied by a premium equal to 1% of the amount prepaid. A "year" for the purposes of this clause is a 365-366 day period commencing on the Closing Date or any anniversary of the Closing Date Upon any acceleration of this Note, as hereinafter provided, there shall become due from Customer the same prepayment premium that would have been payable if Customer had then voluntarily prepaid the then outstanding balance of this Note in full. Any partial prepayment shall be applied to installments of the Loan Amount in inverse order of maturity.

This Note is the Collateral Installment Note referred to in, and is entitled to all of the benefits of the Loan Agreement and any Additional Agreements. If Customer shall fail to pay when due any installment or other sum due hereunder, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by the holder hereof to Customer, or if any other Event of Default shall have occurred and be continuing, then at the option of the holder hereof (or upon the occurrence of any Bankruptcy Event, automatically, without any action on the part of the holder hereof), and in addition to all other rights and remedies available to such holder under the Loan Agreement, any Additional Agreements, and otherwise, the entire Loan Amount at such time remaining unpaid, together with accrued interest thereon, any prepayment premium due upon acceleration and all other sums then owing by Customer under the Loan Agreement, may be declared to be and thereby become immediately due and payable.

It is expressly understood, however, that nothing contained in the Loan Agreement, any other agreement, instrument or document executed by Customer, or otherwise, shall affect or impair the right, which is unconditional and absolute, of the holder hereof to enforce payment of all sums due under this Note at or after maturity, whether by acceleration or otherwise, or shall affect the obligation of Customer, which is also unconditional and absolute, to pay the sums payable under this Note in accordance with its terms. Except as otherwise expressly set forth herein or in the Loan Agreement, Customer hereby waives presentment demand for payment, protest and notice of protest notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this Note.

Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note Notwithstanding any provision to the contrary in this Note, the Loan Agreement or any of the Additional Agreements, no provision of this Note, the Loan Agreement or any of the Additional Agreements shall require the payment or permit the collection of any Excess Interest. If any Excess Interest is provided for, or is adjudicated as being provided for, in this Note, the Loan Agreement or any of the Additional Agreements, then: (a) Customer shall not be obligated to pay any Excess Interest; and (b) any Excess Interest that MLBFS may have received under this Note, the Loan Agreement or any of the Additional Agreements shall, at the option of MLBFS, be: (i) applied as a credit against the then unpaid principal balance of this Note, or accrued interest hereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing.

This Note shall be construed in accordance with the laws of the State of Illinois and may be enforced by the holder hereof in any jurisdiction in which the Loan Agreement may be enforced.

     IN WITNESS WHEREOF, this Note has been executed by Customer as of the day and year first above written.


M.J. GROSS & COMPANY, INC. D/B/A DATA CONVERSION LABORATORY


By:       /s/ Judy Gross                             /s/ Mark Gross
     ------------------------------             -----------------------------
            Signature(1)                                Signature(2)

            Judy Gross                                   Mark Gross
     ------------------------------             -----------------------------
           Printed Name                                 Printed Name


           Vice President                               President
     ------------------------------             -----------------------------
              Title                                      Title

[LOGO]                                                  SECRETARY'S CERTIFICATE
--------------------------------------------------------------------------------

The undersigned hereby certifies to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of MJ. GROSS & COMPANY, INC. D/B/A DATA CONVERSION LABORATORY, a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and that the following is a true, accurate and compared transcript of resolutions duly validly and lawfully adopted on the 30 day of March, 2000 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that this Corporation is authorized and empowered, now and from time to time hereafter, to borrow and/or obtain credit from, and/or enter into other finance arrangements with, MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS'), and in connection therewith to grant to MLBFS liens and security interests on any or all property belonging to this Corporation; al such transactions to be on such terms and conditions as may be mutually agreed from time to time between this Corporation and MLBFS; and

"FURTHER RESOLVED, that the President any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered to: (a) execute and deliver to MLBFS on behalf of this Corporation any and all loan agreements, promissory notes, security agreements pledge agreements, financing statements, mortgages, deeds of trust, leases and/or all other agreements, instruments and documents required by MLBFS in connection therewith, and any present or future extensions, amendments, supplements, modifications and restatements (hereof; al in such form as any such officer shall approve, as conclusively evidenced by his or her signature thereon, and (b) do and perform all such ads and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and any and al prior acts of each of said officers in these premises are hereby ratified and confirmed in all respects; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of (his Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers.

          President:        /s/ Mark Gross
                         ----------------------------------

          Vice President:   /s/ Judy Gross
                         ----------------------------------

          Treasurer:        /s/ Judy Gross
                         ----------------------------------


          Secretary:        /s/ Judy Gross
                         ----------------------------------

          -------------------------------------------------
          Additional Title

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization all as of this 30th day of March, 2000.
               ----        -----------

(Corporate Seal)                         /s/ Judy Gross
                                   ---------------------------------
                                            Secretary



                    Printed Name:   Judy Gross
                                   ---------------------------------

[LOGO]                                                   UNCONDITIONAL GUARANTY
-------------------------------------------------------------------------------

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with M.J. GROSS & COMPANY, INC. D/B/A DATA CONVERSION LABORATORY, a corporation organized and existing under the laws of me State of New York (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under: (a) that certain TERM LOAN AND SECURITY AGREEMENT NO. 0003552001 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement, including, without limitation, the NOTE incorporated by reference in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or any Additional Agreements) (collectively, the "Guaranteed Documents"), the undersigned (individually. "Guarantor", and collectively "Guarantors") hereby jointly and severally unconditionally guarantee to MLBFS (subject, however, to the limitation of liability hereinafter set forth): (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantors further agree to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantors acknowledge that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under any of the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantors (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Loan Agreement, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantors hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of any Guarantor: (a) any renewals, amendments, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents;
(b) any acceptance by MLBFS of any collateral or security for. or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity irregularity or unenforceability of all or any part of the Obligations, of any collateral security for she Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by WLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever MLBFS shall not be required at any time, as a condition of Guarantors' obligations hereunder to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates or resort to any collateral or pursue y exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any one or more of the Guarantors or any other guarantor of the Obligations shall release or discharge any of the other Guarantors or any other guarantor, unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantors expressly waive presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantors might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, Guarantors waive any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantors shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantors at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of any Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates. Guarantors hereby collaterally assign and grant to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Uniform Commercial Code.

Each Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantors further hereby irrevocably authorize MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about any Guarantors.

Each Guarantor severally warrants and agrees that: (a) unless clearly stated or noted, no material assets shown on any financial statements of such Guarantor heretofore or hereafter furnished to MLBFS are or will be held in an irrevocable trust, pension trust, retirement trust, IRA or other trust or form of ownership exempt from execution by creditors of such Guarantor; and, (b) except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld, such Guarantor will not hereafter transfer any material assets of such Guarantor to any trust or third party if the effect thereof will be to cause such assets to be exempt from execution by creditors of such Guarantor (excluding, however, normal and reasonable contributions to pension plans, retirement plans, etc., and IRA rollovers).

No delay on the part of MLBFS in the exercise of any right or remedy under any of the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantors and their respective heirs and personal representatives, and shall inure to the benefit of MLBFS and its successors and assigns. All obligations of the Guarantors hereunder are joint and several.

This Guaranty shall be governed by the laws of the State of Illonois. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS GUARANTY IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW: (I) GUARANTORS AGREE THAT THIS GUARANTY MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE ANY GUARANTOR, CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS OF CUSTOMER MAY BE LOCATED, (II) GUARANTORS IRREVOCABLY SUBMIT TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND (III) GUARANTORS WAIVE ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND THE CONVENIENCE OF ANY SUCH FORUM AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. GUARANTORS FURTHER WAIVE ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND GUARANTORS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS GUARANTY. GUARANTORS FURTHER WAIVE THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by Guarantors and an officer of MLBFS.

Dated as of March 29, 2000.

Guarantor.                                    Address:


  /s/ Judy Gross                              67-27 168th Street
------------------------------------          Fresh Meadows, NY 11365
    JUDY GROSS

  /s/ Mark Gross                              67-27 168th Street
------------------------------------          Fresh Meadows, NY 11365
    MARK GROSS

Witness:         /s/ Michael Gross
         -------------------------------------

Printed Name:   MICHAEL GROSS
             ---------------------------------

[LOGO]                                                      CLOSING CERTIFICATE
--------------------------------------------------------------------------------

The undersigned, M.J. GROSS & COMPANY, INC. D/B/A DATA CONVERSION LABORATORY, a corporation organized and existing under the laws of the State of New York ("Customer"), as a primary inducement to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to make a loan to Customer (the "Loan") pursuant to that certain TERM LOAN AND SECURITY AGREEMENT No. 0003552001 between Customer and MLBFS dated as of March 29, 2000 (the "Loan Agreement") DOES HEREBY REPRESENT, WARRANT AND AGREE AS FOLLOWS:

1. All of Customer's representations and warranties in the Loan Agreement are true and correct and remade as of the date hereof, and, without limiting the foregoing: (i) subject only to "Permitted Liens" (as defined in the Loan Agreement), MLBFS has a first lien and security interest upon all of the "Collateral" under the Loan Agreement (including any Collateral financed or refinanced with the proceeds of the Loan), and (ii) the Loan is being applied on account of and will satisfy the "Loan Purpose" under the Loan Agreement.

2. There has not occurred any event which constitutes an "Default" under the Loan Agreement.

3. There has not occurred any material adverse change in the business or financial condition of Customer or any Guarantor of Customer's obligations to MLBFS since the date of the last financial statements submitted to MLBFS.

4. MLBFS is hereby authorized and directed to disburse the proceeds of the Loan in the amount of $150,000.00 as follows:


Wire transfer into Customer's WCMA No. 862-07N67.



Dated this 30th day of March, 2000
           ----        -----

M.J. GROSS & COMPANY, INC. D/B/A DATA CONVERSION LABORATORY


By:       /s/ Judy Gross                             /s/ Mark Gross
     ------------------------------             -----------------------------
            Signature(1)                                Signature(2)

            Judy Gross                                   Mark Gross
     ------------------------------             -----------------------------
           Printed Name                                 Printed Name


           Vice President                               President
     ------------------------------             -----------------------------
              Title                                      Tile